NATIONWIDE MUTUAL FUNDS

Nationwide AllianzGI International Growth Fund

Nationwide American Century Small Cap Income Fund (formerly, Nationwide U.S. Small Cap Value Fund)

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide BNY Mellon Disciplined Value Fund (formerly, Nationwide Mellon Disciplined Value Fund)

Nationwide BNY Mellon Dynamic U.S. Core Fund (formerly, Nationwide Mellon Dynamic U.S. Core Fund)

Nationwide Bond Fund

Nationwide Bond Index Fund

Nationwide Core Plus Bond Fund

Nationwide Diamond Hill Large Cap Concentrated Fund

Nationwide Emerging Markets Debt Fund

Nationwide Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide Global Sustainable Equity Fund

Nationwide Government Money Market Fund

Nationwide Inflation-Protected Securities Fund

Nationwide International Index Fund

Nationwide International Small Cap Fund

Nationwide Loomis All Cap Growth Fund

Nationwide Loomis Core Bond Fund

Nationwide Loomis Short Term Bond Fund

Nationwide Mid Cap Market Index Fund

Nationwide NYSE Arca Tech 100 Index Fund (formerly, Nationwide Ziegler NYSE Arca Tech 100 Index Fund)

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Small Company Growth Fund

Nationwide WCM Focused Small Cap Fund

Supplement dated December 9, 2021

to the Statement of Additional Information (“SAI”) dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Core Plus Bond Fund

1.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on December 8, 2021, the Board approved the termination of Thompson, Siegel & Walmsley LLC (“TSW”) as the subadviser to the Nationwide Core Plus Bond Fund (the “Fund”), and the appointment of Insight North America LLC (“Insight”) as the Fund’s new subadviser. This change is anticipated to take effect on or about February 2, 2022 (the “Effective Date”).

2.	As of the Effective Date, the SAI is amended as follows:

a.	All references to, and information regarding, TSW in the SAI are deleted in their entirety.

b.	The Fund is renamed the “Nationwide BNY Mellon Core Plus Bond ESG Fund.” All references to the Fund’s former name in the SAI are replaced accordingly.

c.	All references to, and information regarding, William M. Bellamy, CFA in the SAI are deleted in their entirety.

d.	The following replaces the information regarding the Fund in the table under the heading “Investment Advisory and Other Services – Limitation of Fund Expenses” on page 69 of the SAI:

Name of Fund	Amount of Advisory Fee Waiver
Nationwide BNY Mellon Core Plus Bond ESG Fund	0.0379% per annum

e.	The following replaces the information in the table regarding the Fund under the heading “Investment Advisory and Other Services – Subadvisers” on page 71 of the SAI:

Fund	Subadviser
Nationwide BNY Mellon Core Plus Bond ESG Fund	Insight North America LLC

f.	The following supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on pages 72 – 73 of the SAI:

Insight North America LLC (“Insight”) is located at 200 Park Avenue, New York, NY 10166. Insight is a New York limited liability company formed as a subsidiary of The Bank of New York Mellon Corporation in 2004 and has been registered as an investment adviser since 2009.

g.	The following supplements the information under the heading “Appendix B – Proxy Voting Guidelines Summaries”:

INSIGHT NORTH AMERICA LLC (“INSIGHT”)

I.	Introduction

Insight has adopted this Proxy Voting Policy (“Policy”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. Insight serves as investment adviser and sub-adviser to institutional separate accounts, private funds, and registered investment companies (collectively, “Clients”).

Pursuant to this Policy, Insight shall vote proxies on behalf of Clients for whom Insight has been given and agreed to accept voting authority. The fundamental guideline followed by Insight in voting proxies is to ensure that the manner in which shares are voted is in the best interests of Clients and the values of their investments. Any general or specific proxy voting guidelines provided by a Client or its designated agent in writing will supersede the specific guidelines in this Policy.

Additionally, the Department of Labor (“DOL”) views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The DOL has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Note: this Policy will be reviewed at least annually.

II.	Client Disclosure and Recordkeeping

1.	In addition to this Policy, Clients may obtain information on how Insight voted their proxies.

2.	Additionally, Insight will maintain proxy voting records for its advisory clients, consistent with the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

3.

For Clients that are registered investment companies, Insight will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission (“SEC”) with regard to the specific proxy votes that Insight cast as shareholders of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

4.

Certain Clients may participate in securities lending programs. If Insight is aware that a material event will occur affecting securities on loan, Insight will be obligated to call such loan in time to vote the proxies; however, with respect to other voting matters involving securities on loan, Insight would generally not vote with respect to such securities.

III.	General Policy Regarding Proxy Voting

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well-being of the corporation, Insight will vote to support shareholder proposals, unless other mitigating circumstances are present. Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, Insight may manage assets of a pension plan of a company whose management is soliciting proxies, or an employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which Insight votes proxies must be based on Clients’ best interests and not the product of the conflict. In furtherance of Insight’s goal to vote proxies in the best interests of clients, Insight follows procedures designed to identify and address material conflicts that may arise between Insight’s interests and those of its Clients before voting proxies for Client securities.

Insight’s detailed policies and procedures with respect to conflicts of interest and specific proxy voting guidelines can be found in Sections V. and VI. of this Policy, below.

IV.	Procedures for Identifying Conflicts of Interest

Insight will monitor the potential for conflicts of interest with respect to proxy voting recommendations or directions both as a result of personal relationships, significant Client relationships (those accounting for greater than 15% of annual revenues), or special circumstances that may arise during the conduct of Insight’s or its affiliates’ business.

1.

The Chief Compliance Officer (“CCO”) or her designee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Insight’s decision-making. Further, a conflict of interest shall be deemed material in the event the issuer that is the subject of the proxy or any executive officer of that issuer has a Client relationship with Insight or its affiliates, of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The CCO or her designee shall maintain a written record of all materiality determinations in addition to the method used to resolve a material conflict of interest.

2.	If it is determined that a conflict of interest is not material, Insight will vote proxies in accordance with the specific voting policy detailed in Section V, below.

3.	If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to the client and obtaining its consent before voting;

•	suggesting to the client that it engage another party to make a recommendation;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	utilizing such other method as is deemed appropriate under the circumstances given the nature of the conflict.

V.	Specific Proxy Voting Guidelines

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

1.	ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

a.	They do not measurably change the structure, management control, or operation of the corporation.

b.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

Insight will normally support the following routine proposals:

a.	To increase authorized common shares.

b.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

c.	To elect or re-elect directors.

d.	To appoint or elect auditors.

e.	To approve indemnification of directors and limitation of directors’ liability.

f.	To establish compensation levels.

g.	To establish employee stock purchase or ownership plans.

h.	To set time and location of annual meeting.

2.	NON-ROUTINE PROPOSALS

a.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided. If Insight has determined that management is generally socially responsible, we typically vote against the following shareholder proposals:

•	To enforce restrictive energy policies.

•	To place arbitrary restrictions on military contracting.

•	To bar or place arbitrary restrictions on trade with other countries.

•	To restrict the marketing of controversial products.

•	To limit corporate political activities.

•	To bar or restrict charitable contributions.

•	To enforce a general policy regarding human rights based on arbitrary parameters.

•	To enforce a general policy regarding employment practices based on arbitrary parameters.

•	To enforce a general policy regarding animal rights based on arbitrary parameters.

•	To place arbitrary restrictions on environmental practices.

b.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure. Insight will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

•	To change the state of incorporation.

•	To approve mergers, acquisitions or dissolution.

•	To institute indenture changes.

•	To change capitalization.

c.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. Insight typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Insight will generally vote in favor of the following management proposals:

•	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

•	To institute staggered board of directors.

•	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

•	To eliminate cumulative voting.

•	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

•	To create a dividend reinvestment program.

•	To eliminate preemptive rights.

•	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

Insight will generally vote against the following management proposals:

•	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

•	To require an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

•	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

•	To prohibit replacement of existing members of the board of directors.

•	To eliminate shareholder action by written consent without a shareholder meeting.

•	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

•	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

•	To limit the ability of shareholders to nominate directors.

Insight will generally vote in favor of the following shareholder proposals:

•	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

•	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

•	To change the state of incorporation for companies operating under the umbrella of anti- shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

•	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

•	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board

•	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

•	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

•	To create a dividend reinvestment program.

•	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state, law.

•	To require that “golden parachutes” be submitted for shareholder ratification.

Insight will generally vote against the following shareholder proposals:

•	To restore preemptive rights.

•	To restore cumulative voting.

•	To require annual election of directors or to specify tenure.

•	To eliminate a staggered board of directors.

•	To require confidential voting.

•	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

•	To dock director pay for failing to attend board meetings.

VI.	Voting Process

The CCO is responsible for voting proxies on behalf of Clients for whom Insight has been given and agreed to accept voting authority, and will generally vote proxies in accordance with these guidelines. In circumstances in which the subject matter of the vote is not covered by these guidelines, or) or Insight believes it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the CCO will discuss the matter with the CEO and General Counsel of Insight, who will be responsible for making the definitive determination as to how the proxy matter will be voted.

Any questions regarding this Policy may be directed to the CCO of Insight.

VII.	Trust Indentures

From time to time, Insight is asked to consent to an amendment to or grant a waiver under a trust indenture or other governing document of a specific financial instrument held by Clients. Such consents or waivers may cover corporate actions such as tenders, exchanges, registration rights, restructurings and other transactions relating to fixed income holdings of client accounts.

Insight will generally treat such requests for consents not as proxies subject to these proxy voting policies and procedures, but as investment matters to be dealt with by the investment professional covering such instruments, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors for a public company, (ii) would not otherwise materially affect the structure, management or control of a public company, and (iii) relate to a company in which Clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments. Determinations on voting consents or waivers to these matters are generally driven by Insight’s view of whether the proposed action will result in an economic benefit for the affected Client(s).

VIII.	Recordkeeping

Insight shall maintain the following records relating to proxy voting:

1.	a copy of these policies and procedures;

2.	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each recommendation;

3.	documentation relating to the identification and resolution of conflicts of interest; and

4.	any documents created by Insight that were material to a proxy voting recommendation or that memorialized the basis for that recommendation.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the time the last entry was made on such record, the first two years in Insight’s office.

h.	The subsection “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of October 31, 2021)
Insight North America LLC
Gautam Khanna, CFA, CPA	Nationwide BNY Mellon Core Plus Bond ESG Fund	None
James DiChiaro	Nationwide BNY Mellon Core Plus Bond ESG Fund	None

i.	The following supplements the information under subsection “Description of Compensation Structure” under the heading “Appendix C – Portfolio Managers”:

Insight North America LLC (“Insight”)

The strategic goal of Insight is to provide a high-quality investment service to our clients over the long term. The route to achieving this strategy is through the performance and commitment of our people. Our reward philosophy has a key role to play in the motivation and retention of our people and is therefore an important contributing factor in the achievement of our business strategy. Our approach to compensation and how this incentivizes behaviors within Insight is captured within five key parameters:

•

Shared ownership for all employees: Our people are highly engaged with our business and our culture of collective ownership reinforces collaboration across teams and strengthens the alignment with our clients. All of our people are awarded an annual grant of our long-term incentive plan (LTIP). LTIP awards typically vest after three years and their value is based on an independent external assessment of Insight’s market value. Share-based LTIP is awarded as non-voting, non-dividend paying equity in Insight. The LTIP is a powerful tool for staff retention and ensures employees share directly in the success of the business. For our senior management, investment desk heads and material risk-takers, we operate a deferral policy where at least 40% of variable pay is deferred through LTIP. In the UK, our employees also have an opportunity to acquire Insight shares from their pre-taxed salary.

•

Designed to support a culture of high performance: Our approach to compensation is designed to support the culture of the business and to ensure that top performance is recognized with top quartile industry pay. This has successfully enabled us to attract and retain, what we believe to be, the best available talent in the industry. The structure of our compensation plans actively promote team working and collaboration across teams. The main components of compensation are base salary and variable pay. Variable pay is made up of two elements; discretionary annual cash amount and a deferral into our LTIP, awarded under a consistent set of principles, globally. We also offer competitive benefits and well-being programs, where the health and welfare of our people is paramount.

•

Simple and transparent: We recognize the importance of applying a clear and consistent compensation process as aligned with our philosophy of payment for performance. For our senior staff, total compensation is heavily weighted towards variable pay and the overall value of variable pay is directly linked to the profitability and performance of the business. Therefore, if Insight performs and our people deliver strong performance their total compensation will be competitive.

•

Aligned with performance management: Insight believes firmly in setting performance-related objectives that are structured to promote sound and effective risk management within the company’s risk management appetite. Performance is assessed and evaluated in light of an individual’s contribution to the overall client mandate, team and business performance, and culture. We aim to reward most highly those individuals who help the team to perform strongly. A team culture is an essential part of the way we conduct our business and our compensation policy is designed to encourage this.

•

Regulatory compliant with robust governance: The general principles of our compensation arrangements are agreed with our parent company, BNY Mellon, and are reviewed at least twice a year by the Insight Remuneration Committee. We ensure our compensation processes and policy are compliant with all relevant regulation, including the requirements of the FCA Remuneration Code and corresponding local Directives.

Both analysts and portfolio managers will receive short-term incentives (STIP) and LTIP compensation. The level of variable compensation is determined across the organization taking into account performance of the company, department and individual. The individual’s performance is assessed against objectives set at the beginning of the year and will be different across business areas, seniority and specialization. Therefore, although we do not offer different compensation packages between analysts and portfolio managers, the objectives that they are assessed against will be different and individual performance will be a variable that could impact on the level and mix of STIP and LTIP that they receive.

For US employees, there are no employment contracts in place and employment is at will; however, it is important to note that] for all employees, retention and compensation strategies are structured with the aim of aligning individual interests with the success and profitability of the firm. Our LTIP provides all employees with a share in the business and has proved a successful retention tool, alongside broader talent management and succession planning frameworks.

j.	The subsection “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of October 31, 2021)
Insight North America LLC
Gautam Khanna, CFA, CPA

Mutual Funds: 4 accounts, $3.72 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 19 accounts, $2.99 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

James DiChiaro

Mutual Funds: 4 accounts, $3.72 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 19 accounts, $2.99 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

k.	The following supplements the information under subsection “Potential Conflicts of Interest” under the heading “Appendix C – Portfolio Managers”:

Insight North America LLC (“Insight”)

Insight ensures it manages conflicts of interest fairly and in accordance with the Securities and Exchange Commission and does not place its own interests unfairly above those of its customers. Where potential conflicts arise, Insight will not enter into a transaction until it has ensured the fair treatment for all customers. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Insight.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE